UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): Sept. 13, 2006 (Sept.13, 2006)
Magellan Petroleum Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255

(Commission File Number)	(IRS Employer Identification No.)

10 Columbus Boulevard, Hartford, CT	06106

(Address of Principal Executive Offices)	(Zip Code)
860-293-2006
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          On September 13, 2006, Magellan Petroleum Corporation (the “Company”) filed with the Australian Securities and Investments Commission and the Australian Stock Exchange (“ASX”) in Australia a release and a report of preliminary, unaudited financial information with respect to the fiscal year ended June 30, 2006 on Appendix 4E, in accordance with ASX rules and regulations.
          Copies of the Company’s release and Appendix 4E report dated September 13, 2006 are furnished herewith as Exhibit 99.1 and are hereby incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
          The following documents are furnished together as an Exhibit pursuant to Item 2.02 hereof:
     (c) Exhibits
99.1	Company release and attached Appendix 4E filing of the Company, dated September 13, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION
By:	/s/ Daniel J. Samela
	Name:	Daniel J. Samela
	Title:	President, Chief Executive Officer Officer

Dated: September 13, 2006

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Company release and attached Appendix 4E filing of the Company, dated September 13, 2006.	5